Exhibit 10.22

                                 PROMISSORY NOTE

$325,000.00                                                        July 29, 2005

         FOR VALUE RECEIVED, the undersigned, ENVIROCLEAN MANAGEMENT SERVICES, INC., a Texas corporation ("Maker"), whose address is 17120 N. Dallas Parkway, Suite 235, Dallas, Texas 75248 hereby promises to pay to the order of PARK CITIES BANK (together with its successors and assigns and any subsequent holder of this Promissory Note, "Payee"), as hereinafter provided, the principal sum of THREE HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($325,000.00), or so much thereof as may be advanced by Maker from time to time hereunder to or for the benefit or account of Payee, together with interest thereon at the rate of interest hereinafter provided, and otherwise in strict accordance with the terms and provisions hereof.

         1. Interest. Interest shall accrue on the principal balance from day to day outstanding hereunder at a rate (the "Applicable Rate") equal to the lesser of:

         (i) The Maximum Lawful Rate (as hereinafter defined); or

         (ii) A floating rate of interest (the "Adjustable Rate") per annum equal to the sum of (i) the Prime Rate (defined below) in effect on the date of the disbursement of the initial advance under this Note and as adjusted to the Prime Rate in effect on each day thereafter and (ii) two percent (2.0%), commencing on the Advance Date and continuing thereafter until the Maturity D ate(defined below).

         The term "Prime Rate" as used in this Note and the Loan Documents which secure this Note means the highest "Prime Rate" published in the "Money Rates" section of The Wall Street Journal from time to time. The Prime Rate is determined from time to time as a means of pricing some loans and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Lender to any particular class or category of customers of the Lender. If the Prime Rate as published in the "Money Rates" section of The Wall Street Journal ceases to exist or is discontinued or no longer published, Lender shall have the right, exercising reasonable judgment, to substitute a comparable index which is outside the control of Lender. If the Lender shall so substitute a new method for determining the Prime Rate as aforesaid, such new method shall become effective immediately on written notice to the Borrower. In the event of an error by The Wall Street Journal in publishing the Prime Rate, the Prime Rate shall be the actual Prime Rate, as corrected.

         2. Payment. This Note shall be due and payable, without setoff or deduction , as follows:

         (i) Monthly installments of accrued but unpaid interest at the then applicable Adjustable Rate, plus principal in an amount necessary to fully amortize the outstanding principal balance of this Note over a 20 year period commencing on the date hereof shall be due and payable on the twenty-ninth (29th) day of each month, beginning on August 29, 2005 and continuing on the same day of each month thereafter (except February, when the payment shall be due on the 28th) thereafter until the Maturity Date (as defined below); and (ii) The entire outstanding principal balance hereof and all accrued but unpaid interest shall be finally due and payable on July 29, 2010 (the "Maturity Date").

         All payments under this Note made to Payee at Payee's banking offices located at 5307 E. Mockingbird Lane, Suite 200, Dallas, Texas 75206, or at such other place or manner as the Payee may from time to time designate in writing, without offset, in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment. Maker may prepay



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

all or any portion of the principal of this Note at any time and from time to time prior to maturity without premium or penalty, and interest shall cease to accrue on any amounts so prepaid, and any such prepayment of principal shall be applied in the inverse order of maturity to the last maturing installment(s) of principal under this Note. Any payment, whether a regularly scheduled installment, a prepayment or otherwise, shall be applied first to accrued but unpaid interest, and the remainder of such payment shall be applied to the reduction of the outstanding principal balance. Maker hereby agrees to accept Payee's calculation of interest payable hereunder absent manifest mathematical error. If any payment on this Note shall become due on a Saturday, Sunday or any other day which is a banking holiday, such payment shall be made on the next succeeding business day which is not a banking holiday, and such extension of time shall in each such case be included in computing interest due hereunder. No principal amount repaid may be reborrowed.

         3. Loan Documents; Security. This Note evidences, among other indebtedness, the loan governed by that certain Loan Agreement of even date herewith (as modified and amended from time to time, the "Loan Agreement"), by and between Maker and Payee among others. Payment hereof is secured by, among other things, that certain Deed of Trust of even date herewith (as renewed, extended and modified from time to time, the "Deed of Trust"), executed by Maker, as grantor, for the benefit of Payee, covering certain property located in Harris County, Texas. Reference is hereby made to said Deed of Trust for a description of the security and the liens therein granted and the rights of Maker and Payee thereunder. This Note, the Loan Agreement and any other agreement, document or instrument governing, securing, guaranteeing or pertaining to the indebtedness evidenced by this Note are referred to collectively herein as the "Loan Documents".

         4. Default and Remedies. Upon the occurrence and during the existence of an "Event of Default" (herein so called), as such term is defined in the Loan Agreement, Payee shall have the immediate right, at the sole discretion of Payee and without notice or demand (i) to declare the entire unpaid balance of this Note and all accrued but unpaid interest at once immediately due and payable (and the same shall be at once immediately due and payable and the same may be collected forthwith), (ii) to foreclose and enforce all liens and security interests securing payment hereof, and (iii) to exercise any of Payee's other rights, powers, recourses and remedies under this Note or any of the other Loan Documents, or at law or in equity.

         5. Attorney's Fees and Costs. If Payee retains an attorney-at-law in connection with any Event of Default or at maturity or to collect, enforce, or defend this Note or any part hereof, or any of the other Loan Documents, in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, Maker agrees to pay all costs and expenses of collection, including but not limited to, Payee's reasonable attorney's fees, whether or not any legal action shall be instituted.

         6. Late Charge. At the option of Payee, Maker shall pay a "late charge" in the amount of five (5%) of any installment on this Note when such installment is not paid within fifteen (15) days following the date such installment is due, in order to cover the additional expenses involved in handling delinquent payments.

         7. Default Interest Rate. All past due installments of interest shall, if permitted by applicable law, bear interest at an annual rate equal to the lesser of the highest lawful rate permitted by applicable law or the Applicable Rate plus five percent (5%) per annum. During the existence of any default hereunder, the entire unpaid principal balance shall bear interest at the highest rate permitted by applicable law, including applicable federal or state laws.



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         8.  Governing  Law.  This Note shall be governed  by, and  construed in accordance with, the laws of the State of Texas, except to the extent such laws are preempted by federal laws, in which case, this Note shall be governed by such federal laws, as applied in the State of Texas. In the event the enforceability or validity of any provision of this Note or of any document evidencing or securing the indebtedness represented by this Note is challenged or questioned, such provision shall be governed by, and shall be construed in accordance with, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

         9. General Interest and Usury Provisions.

         (a) Savings Clause. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the indebtedness evidenced by this Note and the Related Indebtedness (as hereinafter defined), or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to this Note, any of the other Loan Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged, taken, reserved or received by reason of Payee's exercise of the option to accelerate the maturity of this Note and/or the Related Indebtedness, o r (iii) Maker will have paid or Payee will have received by reason of any voluntary prepayment by Maker of this Note and/or the Related Indebtedness, then it is Maker's and Payee's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Payee shall be credited on the principal balance of this Note and/or the Related Indebtedness (or, if this Note an d all Related Indebtedness have been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable laws, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Note has been paid in full before the end of the stated term of this Note, then Maker and Payee agree that Payee shall, with reasonable promptness after Payee discovers or is advised by Maker that interest was received in an amount in excess of the Maximum Lawful Rate, either credit such excess interest against this Note and/or any Related Indebtedness then owing by Maker to Payee and/or refund such excess interest to Maker. Maker hereby agrees that as a condition precedent to any claim seeking usury penalties against Payee, Maker will provide written notice to Payee, advising Payee in reasonable detail of the nature and amount of the violation, and Payee shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Maker or crediting such excess interest against this Note and/or the Related Indebtedness then owing by Maker to Payee. All sums contracted for, charged, taken, reserved or received by Payee for the use, forbearance or detention of any debt evidenced by this Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated or spread, using the actuarial method, throughout the stated term of this Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this Note and/or any of the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of



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any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. The terms and provisions of this paragraph shall control and supersede every other term, covenant or provision contained herein, in any other Loan Document or in any other agreement between the Maker and Payee.

         (b) Ceiling Election. To the extent that Payee is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or any other portion of the Related Indebtedness, Payee will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Payee will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Maker as provided by such applicable law now or hereafter in effect.

         (c) Definitions.

         (i) As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges made in connection with the transaction evidenced by this Note and the other Loan Documents.

         (ii) As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Payee in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law.

         (iii) As used herein, the term "Related Indebtedness" shall mean any and all indebtedness paid or payable by Maker to Payee pursuant to the Loan Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents, except such indebtedness which has been paid or is payable by Maker to Payee under this Note.

         10. Waiver. EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS TO THE CONTRARY, MAKER AND ANY SURETY, ENDORSER OR GUARANTOR OF THIS NOTE SEVERALLY AND EXPRESSLY (i) WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, GRACE, DILIGENCE IN COLLECTING THIS NOTE OR ENFORCING ANY SECURITY THEREFOR, OR ANY OTHER NOTICES OR ANY OTHER ACTION, AND
(ii) CONSENT TO ALL RENEWALS, EXTENSIONS, REARRANGEMENTS AND MODIFICATIONS WHICH FROM TIME TO TIME MAY BE GRANTED BY PAYEE WITHOUT NOTICE AND TO ALL PARTIAL PAYMENTS HEREON, WHETHER BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO PAYEE. PAYEE SHALL SIMILARLY HAVE THE RIGHT TO DEAL IN ANY WAY, AT ANY TIME, WITH ONE OR MORE OF THE FOREGOING PARTIES WITHOUT NOTICE TO ANY OTHER PARTY, AND TO GRANT ANY SUCH PARTY ANY EXTENSIONS OF TIME FOR PAYMENT OF ANY OF SAID INDEBTEDNESS, OR TO GRANT ANY OTHER INDULGENCES OR FORBEARANCES WHATSOEVER, WITHOUT NOTICE TO ANY OTHER PARTY AND WITHOUT IN ANY WAY AFFECTING THE PERSONAL LIABILITY OF ANY PARTY HEREUNDER. MAKER AND ANY OTHER PARTY LIABLE HEREUNDER WAIVE THEIR RIGHT TO A TRIAL BY JURY.



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         11.  Jurisdiction and Venue.  MAKER HEREBY  IRREVOCABLY  SUBMITS TO THE
NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON MAKER IN ANY LEGAL PROCEEDING RELATING TO THIS NOTE BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING SHALL BE DALLAS COUNTY, TEXAS.

         12. Notices. Any notice or demand required hereunder shall be deemed to be delivered when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to Maker or Payee, as the case may be, at the address set out hereinbelow, or at such other address as such party may hereafter deliver in accordance herewith. Any other method of delivery or demand shall be effective only when actually received by the recipient thereof. If and when included within the term "Maker" or "Payee" there are more than one person, all shall jointly arrange among themselves for their joint execution and delivery o f a notice to the other specifying some person at some specific address for the receipt of all notices, demands, payments or other documents. All persons included within the terms "Maker" or "Payee," respectively, shall be bound by notices, demands, payments and documents given in accordance with the provisions of this paragraph to the same extent as if each had received such notice, demand, payment or document.

         13. Successors and Assigns. This Note and all the covenants, promises and agreements contained herein shall be binding upon and shall inure to the benefit of Maker and Payee, and their respective successors and assigns.

         14. Time is of the Essence. Time is of the essence with respect to all provisions of this Note and the other Loan Documents.

         15. Joint and Several Liability. Should this Note be signed or endorsed by more than one person and/or entity, all of the obligations herein contained shall be considered the joint and several obligations of each maker and endorser hereof.

         16. Termination. This Note may not be terminated orally, but only by a discharge in writing signed by Payee at the time such discharge is sought.

         17. Balloon Feature. THIS NOTE PROVIDES FOR A BALLOON PAYMENT AT MATURITY. MAKER ACKNOWLEDGES THAT NO AGREEMENT OR COMMITMENT EXISTS FOR ANY EXTENSION OR REFINANCING OF THE BALANCE REMAINING AT THE STATED MATURITY HEREOF, AND MAKER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT MAKER MAY OWN OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE PAYEE, WILLING TO LEND MAKER THE MONEY. IF MAKER REFINANCES THIS LOAN AT MATURITY, MAKER WILL HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF MAKER OBTAINS REFINANCING FROM PAYEE.




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         IN WITNESS WHEREOF,  Maker,  intending to be legally bound hereby,  has duly executed this Note as of the day and year first written above.

                                        MAKER:
                                        ENVIROCLEAN MANAGEMENT SERVICES, INC., a
                                        Texas corporation


                                        By: /s/ Matthew H. Fleeger
                                           -------------------------------------
                                           Matthew H. Fleeger, President